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                                                                   Exhibit 10.16

                                 MEDSCAPE, INC.
                        INCENTIVE STOCK OPTION AGREEMENT

      THIS AGREEMENT, dated December 15, 1997, is between Medscape, Inc., a New York corporation (the "Company"), and _____________________ (the "Employee"), sets forth the terms and conditions under which the Company grants to Employee an Incentive Stock Option pursuant to the Company's 1996 Stock Option Plan, as amended (the "Plan").

      1. Grant of Option.

            The Company hereby grants to the Employee, on the date set forth above, the right and option (the "Option") to purchase all or any part of an aggregate of ____________________ shares of Class B Common Stock, par value $.01 per share, of the Company at the price of $.00 per share and subject to the terms and conditions set forth herein. This Option is intended to be an Incentive Stock Option within the meaning of Section 422 of the Internal Revenue Code 1986, as amended (the "Code").

      2. Duration and Exercisability.

            (a) Except as provided in Section 2(c) below, this Option shall become exercisable with respect to one quarter of the total number of shares subject to the Option grant on December 15, 1998 and with respect to the balance of the shares, in successive equal monthly installments over the next three years commencing January 15, 1999 and thereafter on the fifteenth day of each month, such that this Option shall be fully exercisable on December 15, 2001. This Option shall in all events terminate ten (10) years after the date of grant (or, in the case of a shareholder of the Company owning more than 10% of the voting power of stock of the Company and its affiliates, five (5) years from the date of grant).

            (b) During the lifetime of Employee, the Option shall be exercisable only by Employee and shall not be assignable or transferable by Employee, other than by will or the laws of descent and distribution.

            (c) Notwithstanding the installment exercise provision set forth in
Section 2(a) above and subject to the other terms and conditions set forth herein, this Option may be exercised as to 100% of the shares of Class B Common Stock of the Company for which this Option was granted on the date of a "Corporate Change" (as such term is defined under Section 13 of the Plan).

      3. Effect of Termination of Employment.

            (a) In the event that Employee shall cease to be employed by the Company or its subsidiaries, if any, for any reason other than Employee's Serious Misconduct (as such term is defined in Section 3(d) hereof), or Employee's death or Disability (as such term is defined in Section 3(e) hereof), Employee shall have the right to exercise the Option at any time within 90 days after
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such termination of employment to the extent of the full number of shares the
Employee was entitled to purchase under the Option on the date of termination, subject to the condition that no Option shall be exercisable after the expiration of the term of the Option.

            (b) In the event that Employee shall cease to be employed by the Company or its subsidiaries, if any, by reason of Employee's Serious Misconduct during the course of employment, the Option shall terminate as of the date of the Serious Misconduct.

            (c) If Employee shall die while in the employ of the Company or a subsidiary, if any, or within 90 days after termination of employment for any reason other than Serious Misconduct, or if employment is terminated because Employee has incurred a Disability while in the employ of the Company or a subsidiary, if any, and the Employee shall not have fully exercised the Option, such Option may be exercised at any time within twelve (12) months after Employee's death or date of termination of employment for Disability by Employee, his personal representatives, administrators or guardians, as applicable, or by any person or persons to whom the Option is transferred by will or the applicable laws of descent and distribution, to the extent of the full number of shares Employee was entitled to purchase under the Option on the date of death or, in the case of death within 90 days after termination of employment, on the date of termination of employment, or date of termination for such Disability and subject to the condition that no Option shall be exercisable after the expiration of the term of the Option.

            (d) "Serious Misconduct" shall mean conduct inimical to the interests of the Company which causes economic damage to the Company (for example, misappropriation of Company funds) or conduct which significantly interferes with the individual's ability to perform their duties (for example, alcohol or illicit drug dependency) and shall be determined by the Company's Compensation Committee or the Board of Directors whose determination shall be final.

            (e) "Disability" shall mean the physical or mental incapacity to perform the individual's duties for the Company on a full-time basis for a period of six (6) consecutive months or a number of days aggregating more than 210 days in any eight (8) month period based upon competent medical evidence. The employee agrees to submit himself or herself for appropriate medical examination to a physician of the Company's designation, who shall determine whether competent medical evidence of disability exists and whose determination shall be final.

      4. Manner of Exercise.

            (a) The Option can be exercised only by Employee or other proper party by delivering within the Option period written notice to the Company at its principal office. The notice shall state the number of shares as to which the Option is being exercised and be accompanied by payment in full of the
Option price for all shares designated in the notice.
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            (b) Employee may pay the Option price in cash, by check (bank check, certified check or personal check), by money order or, with the approval of the Company, (i) by delivering to the Company for cancellation certificates representing Class B Common Stock of the Company with a fair market value as of the date of exercise equal to the Option price or the portion thereof being paid by tendering such shares, (ii) by delivering to the Company a combination of cash and certificates representing Class B Common Stock of the Company with an aggregate fair market value equal to the Option price, or (iii) provided the following is permitted under the Securities Act of 1933, as amended, through a special sale and remittance procedure ("cashless exercise") pursuant to which the Employee shall concurrently provide irrevocable written instructions (A) to a Company-designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased shares plus all applicable Federal, state and local income and employment taxes required to be withheld by the Company, by reason of such exercise and (B) to the Company to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale. For purposes of clauses (i) and (ii), the fair market value of the Company's Class B Common Stock as of any date shall be reasonably determined in good faith by the Committee or the Board from time to time.

      5. Restrictions on Issuance of Shares.

                  Notwithstanding any provision herein, the Company shall have no obligation to deliver any certificate or certificates representing shares of Class B Common Stock upon exercise of an Option until the following conditions shall be satisfied:

            (a) (i) The shares with respect to which the Option has been exercised are at the time of the issue of such shares effectively registered under applicable Federal and State securities laws as now in force or hereafter amended; or (ii) counsel for the Company shall have given an opinion that the issuance of such shares upon exercise of the Option is exempt from registration under Federal and State securities laws as now in force or hereafter amended or the Company is otherwise satisfied in its discretion that such exercise complies with such securities laws; and

            (b) In either event the Company has complied with all applicable laws and regulations, including without limitation all regulations required by any stock exchange upon which the Company's outstanding Class B Common Stock is then listed.

            (c) The Employee shall represent, warrant, covenant and agree in writing that the Option Shares (as defined in Section 6) are being acquired for his own account for investment purposes only and not with a view to distribution or any other disposition thereof.

            (d) The Company shall use reasonable efforts to the extent it deems practicable to bring about the compliance with the above conditions within a reasonable time except that the Company shall be under no obligation to cause a registration statement or a post-effective amendment to any registration statement to be prepared solely for the purpose of covering the issue
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of shares in respect of which the Option may be exercised or to permit any
Employee to effect a registration of his or her shares in connection with a registration of shares by the Company.

      6. Right of First Refusal.

            (a) Until the consummation of a firm commitment underwritten public offering of the Company's common stock pursuant to a registration statement under the Securities Act of 1933, as amended, the Company and the Investor Stockholders (as such term is defined in the Stockholders' Agreement, dated as of October 31, 1997 as amended (the "Stockholders' Agreement")), by and among the Company and the Existing Stockholders, the Investor Stockholders and any Additional Stockholders, as such terms are defined therein, shall be entitled to the following right of first refusal:

                  (i) Transfer of Shares. The Employee shall not transfer any shares of Class B Common Stock obtained upon exercise of the Option ("Option Shares") or any right or interest therein then owned by the Employee except by a transfer that meets the requirements of this Section 6. In the event that the Employee proposes to transfer any portion of the Option Shares, whether voluntarily or involuntarily, other than a "Permitted Transfer" or in connection with a "Corporate Change", then at least thirty (30) days prior to such proposed transfer, the Employee shall give notice (the "Notice") to the Company and the Investor Stockholders of his intention to effect such transfer. The Notice shall set forth (a) the class, series and number of Option Shares to be sold by the Employee ("Transferred Shares"); (b) the date or proposed date of the transfer and the name and address of the proposed transferee; and (c) the principal terms of the transfer, including the cash or other property or consideration to be received upon such transfer.

                  (ii) Company's Option. The Company shall have the Option, but not the obligation, to purchase any or all of the Transferred Shares on the same terms as specified in the Notice. Within thirty (30) days after the receipt of the Notice, the Company shall give written notice to the Employee and the Investor Stockholders (the "Company Notice") stating whether or not it elects to exercise its Option to purchase, the number of Transferred Shares, if any, it elects to purchase, and a date and time for consummation of the purchase not more than thirty (30) days after the receipt of the Company Notice by the Employee. Failure by the Company to give such notice within such time period shall be deemed an election by it not to exercise its Option.

                  (iii) Investor Stockholders' Option. If the Company fails to exercise its right to purchase under subparagraph (a)(ii) hereof, or exercises its right to purchase for less than all of the Transferred Shares, then the Investor Stockholders shall have the Option, but not the obligation, to purchase, pro rata to their ownership interest in the shares of Common Stock issued or issuable to such Investor Stockholder upon the conversion of shares of Series C Preferred Stock of the Company, any or all of the remaining Transferred Shares on the same terms as specified in the Notice. Not later than thirty (30) days after the Investor Stockholders receive the Company Notice, each Investor Stockholder shall give written notice to the Employee and the Company (the "Investor Notice") stating whether or not it elects to exercise its Option to purchase, the number of
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the remaining Transferred Shares, if any, that it elects to purchase, and a date and time for consummation of the purchase not more than thirty (30) days after the receipt of the Investor Notice by the Employee. Failure by an Investor Stockholder to give such notice within such time period shall be deemed an election by it not to exercise its Option. If the Company and the Investor Stockholders exercise their respective rights to purchase for less than all the Transferred Shares, then the Employee shall thereafter be free to transfer the remaining Transferred Shares on the terms provided in the Notice, free and clear of any restrictions under this Section 6.

                  (iv) Definitions. For purposes of this Section 6, the term "Permitted Transfer" shall mean a transfer to a spouse (other than pursuant to any divorce or separation proceedings or settlement), parents, children (natural or adopted), stepchildren or grandchildren or a trust for any of their benefit (each recipient being a "Permitted Transferee"); provided, however, that prior to such transfer, such Permitted Transferee shall agree in writing to be bound by the obligations imposed upon the Employee under this Section 6 as if such transferee were originally a signatory to this Agreement.

                  (v) Application of Provisions. In each case, any Transferred Shares not purchased by the proposed transferee in accordance with Section 6(a)(iii) hereof may not be sold or otherwise disposed of until they are again offered to the Company and the Investor Stockholders under the procedures specified in Sections 6(a)(i), (ii) and (iii) hereof.

            (b) Transfers Void. Any attempted transfer by the Employee in violation of the terms of this Section 6 shall be ineffective to vest in any transferee any interest held by the Employee in the Transferred Shares. Without limiting the foregoing, any purported transfer in violation hereof shall be ineffective as against the Investor Stockholders and the Company, and the Company and the Investor Stockholders shall have a continuing right and Option (but not an obligation), until the restrictions contained in this Section 6 terminate, to purchase the shares purported to be transferred by the Employee for a price and on terms the same as those at which the purported transfer was effected.

      7. Miscellaneous.

            (a) This Option is issued pursuant to the Plan and is subject to its terms. All capitalized terms used in this agreement that are not otherwise defined herein shall have the meanings set forth in the Plan. A copy of the Plan has been delivered to Employee with this Option.

            (b) This Agreement shall not confer on Employee any right with respect to continuance of employment by the Company or any of its subsidiaries, nor will it interfere in any way with the right of the Company to terminate such employment at any time. Employee shall have none of the rights of a shareholder with respect to shares subject to this Option until such shares shall have been issued to Employee upon exercise of this Option.
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            (c) The exercise of all or any part of this Option shall only be effective at such time that the sale of Class B Common Stock pursuant to such exercise will not violate any state or Federal or State securities or other laws.

            (d) If there shall be any change in the Class B Common Stock of the Company through merger, consolidation, reorganization, recapitalization, conversion, dividend in the form of stock (of whatever amount), stock split or other similar change in the corporate structure of the Company, and all or any portion of the Option shall then be unexercised and not yet expired, then appropriate adjustments in the outstanding Option shall be made by the Company, in order to prevent dilution or enlargement of Option rights. Such adjustments shall include, where appropriate, changes in the number of shares of Class B Common Stock and price per share subject to the outstanding Option.

            (e) The Company shall at all times during the term of the Option reserve and keep available such number of shares as will be sufficient to satisfy the requirements of this Agreement.

            (f) If Employee shall dispose of any of the Class B Common Stock of the Company acquired by Employee pursuant to the exercise of the Option within two (2) years from the date this Option was granted or within one (1) year after the transfer of any such shares to Employee upon exercise of this Option, then, in order to provide the Company with the opportunity to claim the benefit of any income tax deduction which may be available to it under the circumstances and to report any taxable income of Employee which may result, Employee shall promptly notify the Company of the date of acquisition and disposition of such shares, the number of shares so disposed of, and the consideration, if any, received for such shares. In order to comply with all applicable federal or state income tax laws or regulations, the Company may take such action as it deems appropriate to insure (i) notice to the Company within the time periods described above and
(ii) that, if necessary, all applicable federal or state payroll, withholding, income or other taxes are withheld or collected from Employee.

            (g) In the event of any conflict between this Agreement and the terms of the Plan, the provisions of the Plan shall control.

      8. Notices.

            Notices to be given hereunder shall be in writing and shall be delivered personally or sent by registered or certified mail, postage prepaid, return receipt requested, and addressed, if to the Employee at 134 West 29th Street, New York, New York 10001, or such other address as the Employee specifies in writing to the Company, and if to the Company to its then principal office.

      9. Entire Agreement.

            This instrument contains the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior agreements relating to the subject matter hereof and
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may be changed only by an agreement in writing and signed by the party against whom enforcement of any waiver, change, modification, extension or discharge is sought.

      10. Governing Law.

            This Agreement shall be construed and enforced in accordance with the laws of the State of New York.

      11. Severability.

            In case any one or more of the provisions hereof shall be determined to be invalid or unenforceable, either in whole or in part, this Agreement shall be deemed amended to delete or modify, as necessary, the offending provision or provisions and to alter the balance of this Agreement in order to render the same valid and enforceable.

MEDSCAPE, INC.                              Employee


By:  _________________________              ______________________________
        Paul T. Sheils                      employee name
        President & CEO